UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                GRAPHIC OMITTED]

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported):  February 26, 2004


                            PINNACLE AIRLINES CORP.
               (Exact Name of Registrant as Specified in Charter)


                        Commission File Number 001-31898



               Delaware                                   03-0376558
     (State or other jurisdiction                      (I. R. S. Employer
     of incorporation or organization)                 Identification No.)

     1689 Nonconnah Blvd, Suite 111 Memphis, TN              38132
     (Address of principal executive offices)             (Zip Code)


               Registrant's telephone number, including area code
                                (901) 348-4100





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Item 5.  Other Events and Required FD Disclosure


     On February 26, 2004, Pinnacle Airlines, Inc., a wholly owned subsidiary of Pinnacle Airlines Corp., issued a press release announcing that it had reached a tentative agreement with the union representing Pinnacle's fleet and passenger service employees. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.



         (c)           Exhibits:

           Exhibit       escription
            Number      D
         -------------  ------------------------------------------------------

             99.1       Press release issued by Pinnacle Airlines, Inc. dated
                        February 26, 2004












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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    PINNACLE AIRLINES CORP.
                                    (Registrant)

                                    By:  /s/ Curtis E. Sawyer
                                    Curtis E. Sawyer,
                                    Vice President and Chief Financial Officer



February 27, 2004
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                                INDEX TO EXHIBITS


   Exhibit
    Number       Description
---------------  -----------------------------------------------------------

     99.1        Press release issued by Pinnacle Airlines, Inc. dated
                 February 26, 2004

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